INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of income (loss) from continuing operations before income taxes are as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
United States	$159.1	$(159.0)	$(316.2)
Foreign	(74.6)	(79.3)	(207.6)
Income (loss) from continuing operations before income taxes	$84.5	$(238.3)	$(523.8)

Income (loss) before income taxes including Income (loss) from discontinued operations and Gain (loss) from disposition of discontinued operations attributable to the Company was $83.7 million, $584.7 million and $(454.7) million for the years ended December 31, 2011, 2010 and 2009, respectively.

The major components of the Company’s provision for (benefit from) income taxes on continuing operations before income taxes are summarized below (in millions):

	Year Ended December 31,
	2011	2010	2009
Current:
Federal	$22.8	$(144.1)	$(3.6)
State	1.5	(0.8)	(0.5)
Foreign	28.1	10.1	18.6
Current income tax provision (benefit)	52.4	(134.8)	14.5
Deferred:
Federal	3.9	91.4	(97.3)
State	5.6	(2.3)	(1.5)
Foreign	(11.5)	18.9	(33.1)
Deferred income tax (benefit) provision	(2.0)	108.0	(131.9)
Total provision for (benefit from) income taxes	$50.4	$(26.8)	$(117.4)

Included in the total benefit from income taxes for the year ended December 31, 2010 was expense of $15.5 million related to foreign exchange gain included in other comprehensive income.  Including discontinued operations and disposition of discontinued operations, the total (benefit from) provision for income taxes was $43.0 million, $222.2 million and $(57.5) million for the years ended December 31, 2011, 2010 and 2009, respectively.

Deferred tax assets and liabilities result from differences in the bases of assets and liabilities for tax and financial statement purposes.  The tax effects of the basis differences and net operating loss carry forwards as of December 31, 2011 and 2010 for continuing operations are summarized below for major balance sheet captions (in millions):

	2011	2010
Property, plant and equipment	$(67.7)	$(42.4)
Intangibles	(152.4)	(41.6)
Trade receivables	9.8	8.0
Inventories	51.8	33.8
Accrued warranties and product liability	21.6	16.3
Net operating loss carry forwards	197.1	215.9
Retirement plans and other	57.0	38.7
Accrued compensation and benefits	23.7	23.0
Investments	(7.4)	(67.3)
Credits	26.3	28.3
Other	28.3	(5.4)
Deferred tax assets valuation allowance	(183.3)	(157.6)
Net deferred tax assets (liabilities)	$4.8	$49.7

Deferred tax assets for continuing operations total $373.7 million before valuation allowances of $183.3 million at December 31, 2011.  Total deferred tax liabilities for continuing operations of $185.6 million include $17.8 million in current liabilities and $167.8 million in non-current liabilities on the Consolidated Balance Sheet at December 31, 2011.  Included in net deferred tax assets for continuing operations are income taxes paid on intercompany transactions of $16.9 million and $7.8 million as of December 31, 2011 and 2010, respectively.  There were no deferred tax assets for discontinued operations as of December 31, 2011 and 2010.

The Company conducts business globally and the Company and its subsidiaries file income tax returns in U.S. federal, state and foreign jurisdictions, as required. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Germany, Italy, the United Kingdom and the U.S. Various entities of the Company are currently under audit in Germany, Italy, the U.S. and elsewhere. With few exceptions, including net operating loss carry forwards in the U.S. and certain subsidiaries in Germany that are under audit, the statute of limitations for the Company and its subsidiaries has, as a practical matter expired for tax years prior to 2007. The Company assesses uncertain tax positions for recognition, measurement and effective settlement. Where the Company has determined that its tax return filing position does not satisfy the more likely than not recognition threshold of ASC 740, “Income Taxes,” it has recorded no tax benefits. Where the Company has determined that its tax return filing positions are more likely than not to be sustained, the Company has measured and recorded the largest amount of tax benefit greater than 50% likely to be realized.

The following table summarizes the activity related to the Company’s total (including discontinued operations) unrecognized tax benefits (in millions):

Balance as of January 1, 2009	$115.9
Additions for current year tax positions	33.6
Additions for prior year tax positions	148.6
Reductions for prior year tax positions	(117.1)
Reductions for tax positions related to current year	(26.1)
Reductions related to expiration of statute of limitations	(6.4)
Settlements	(2.8)
Acquired balances	5.4
Balance as of December 31, 2009	151.1
Additions for current year tax positions	3.4
Additions for prior year tax positions	20.7
Reductions for prior year tax positions	(7.0)
Reductions for tax positions related to current year	(1.2)
Reductions related to expiration of statute of limitations	(1.3)
Settlements	(25.3)
Acquired balances	1.3
Balance as of December 31, 2010	141.7
Additions for current year tax positions	0.7
Additions for prior year tax positions	15.2
Reductions for prior year tax positions	(10.5)
Reductions for tax positions related to current year	—
Reductions related to expiration of statute of limitations	(3.3)
Settlements	(14.8)
Acquired balances	40.6
Balance as of December 31, 2011	$169.6

The Company evaluates each reporting period whether it is reasonably possible that material changes to its uncertain tax position liability could occur in the next twelve months.  It is hard to predict which uncertain tax positions, if any, may be challenged by tax authorities. The timing and impact of income tax audits and their resolution is highly uncertain.  New laws and judicial decisions can change assessments concerning technical merit and measurement.  It is not possible to determine with any degree of accuracy the amounts or periods in which changes to reserves for uncertain tax positions will occur.  Changes may occur as a result of uncertain tax positions being considered effectively settled, re-measured, paid, as the result of a change in the accounting rules, tax law or judicial decision, or due to the expiration of the relevant statute of limitations.  The Company believes it is reasonably possible that the total amount of unrecognized tax benefits disclosed as of December 31, 2011 may decrease approximately $28 million in the fiscal year ending December 31, 2012. Such possible decrease relates primarily to audit settlements for valuation, transfer pricing, deductibility issues and the expiration of statutes of limitation.

The Company evaluates the net realizable value of its deferred tax assets each reporting period. The Company must consider all objective evidence, both positive and negative, in evaluating the future realization of its deferred tax assets, including tax loss carry forwards. Historical information is supplemented by currently available information about future tax years. Realization requires sufficient taxable income to use deferred tax assets. The Company records a valuation allowance for each deferred tax asset for which realization is not assessed as more likely than not. In particular, the assessment by the Company that deferred tax assets will be realized considered available evidence including: (i) estimates of future taxable income generated from various sources, including the continued recovery of operations in the U.S. and the United Kingdom and anticipated future recovery in Brazil, (ii) the reversal of taxable temporary differences, (iii) increased profitability due to cost reductions in recent years, (iv) the anticipated combination of certain businesses in the United Kingdom in the future, which were weighed against losses in the U.S. and the United Kingdom in late 2008 through 2010 and 2011 losses in Brazil. If the current estimates of future taxable income are not realized or future estimates of taxable income are reduced, then the assessment regarding the realization of deferred tax assets in certain jurisdictions, including the U.S., Brazil and the United Kingdom, could change and have a material impact on the statement of income.  In 2010, the Company recorded a valuation allowance for its Italian operations due to changes in the expectation of future taxable income.  The valuation allowance for deferred tax assets as of December 31, 2011 and 2010 was $183.3 million and $157.6 million, respectively.  The net change in the total valuation allowance for the years ended December 31, 2011 and 2010 was an increase of $25.7 million and $23.0 million, respectively.

The Company’s Provision for (benefit from) income taxes is different from the amount that would be provided by applying the statutory federal income tax rate to the Company’s Income (loss) from continuing operations before income taxes.  The reasons for the difference are summarized as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Tax at statutory federal income tax rate	$29.6	$(83.4)	$(183.3)
State taxes (net of Federal benefit)	4.3	(9.0)	(9.0)
Change in valuation allowance	18.1	35.1	29.4
Foreign tax differential on income/losses of foreign subsidiaries	(7.1)	7.6	17.1
Non-deductible goodwill charges	—	—	0.2
U.S. tax on multi-national operations	(0.1)	0.2	24.8
Change in foreign statutory rates	4.9	2.5	(3.6)
U.S. manufacturing and export incentives	(1.7)	6.4	—
Tax on foreign exchange amounts reported in accumulated other comprehensive income	—	15.5	—
Other	2.4	(1.7)	7.0
Total (benefit from) provision for income taxes	$50.4	$(26.8)	$(117.4)

The $6.4 million of expense for U.S. manufacturing and export incentives for the year ended December 31, 2010 was due to the carry back of the 2009 U.S. Federal net operating loss which reduced prior year U.S. manufacturing incentives.  The effective tax rate on income from discontinued operations in 2009 differs from the statutory rate due primarily to deferred income taxes not previously provided on the excess of the amount for financial reporting over the tax basis in the Company’s investment in the shares of certain of its Mining subsidiaries.  The effective tax rate on income from discontinued operations in 2010 differs from the statutory rate primarily due to deferred income taxes not previously provided on the excess of the amount for financial reporting over the tax basis in the Company’s investment in the shares of certain subsidiaries, and the recognition of uncertain tax positions.

Except for certain foreign subsidiaries of Demag Cranes AG, the Company does not provide for foreign income and withholding, U.S. Federal, or state income taxes or tax benefits on its investment in foreign subsidiaries because the related financial reporting basis over the tax basis of those investments is indefinitely reinvested. At December 31, 2011, the Company’s financial reporting basis in its foreign subsidiaries exceeded its tax basis by approximately $800 million.  The Company reviews its plan to indefinitely reinvest on a quarterly basis.  In making its decision to indefinitely reinvest, the Company evaluates its plans of reinvestment, its ability to control repatriation, and the need, if any, to repatriate funds to support U.S. operations.  If the assessment of the Company with respect to earnings of foreign subsidiaries changes, deferred U.S. income taxes, foreign income taxes, and foreign withholding taxes may have to be accrued.  The Company records deferred tax assets and liabilities on the temporary differences between the financial statement basis and the tax basis in the investment in subsidiaries when such deferred taxes are required to be recognized.  Where appropriate, the Company does not accrue deferred income taxes on the temporary difference between book and tax basis in domestic subsidiaries.  At this time, determination of the unrecognized deferred tax liabilities for temporary differences related to the investment in subsidiaries is not practical.

At December 31, 2011, the Company had domestic federal net operating loss carry forwards of $15.4 million.  None of the remaining U.S. federal net operating loss carry forwards expire before 2017.  The Company also has various state net operating loss carry forwards available to reduce future state taxable income and income taxes.  These net operating loss carry forwards expire at various dates through 2031.

In addition, at December 31, 2011, the Company’s foreign subsidiaries had approximately $747 million of loss carry forwards, consisting of $208 million in Germany, $171 million in the United Kingdom, $186 million in Italy, $43 million in China, $41 million in Spain and $98 million in other countries, which are available to offset future foreign taxable income.  The majority of these foreign tax loss carry forwards are available without expiration.

The Company had total net income tax (refunds) payments including discontinued operations of $(36.3) million, $47.5 million and $23.2 million in 2011, 2010 and 2009, respectively.  At December 31, 2011 and 2010, Other current assets included net income tax receivable amounts of $27.1 million and $132.0 million respectively.  The 2010 balance in Other current assets included a $105.2 million U.S. income tax refund claim that was received in January 2011.

As of December 31, 2011 and 2010, the Company had $169.6 million and $141.7 million, respectively, of unrecognized tax benefits.  Of the $169.6 million at December 31, 2011, $153.8 million, if recognized, would affect the effective tax rate.  The Company classifies interest and penalties associated with uncertain tax positions as income tax expense.  As of December 31, 2011 and 2010, the liability for potential penalties and interest was $19.3 million and $25.5 million, respectively.  During the years ended December 31, 2011 and 2010, the Company recognized tax (benefit) expense of $(6.3) million and $9.2 million, respectively, for interest and penalties.

With the exception of goodwill, the Company recorded deferred taxes on differences between the book and tax bases of Demag Cranes AG assets and liabilities acquired. In general, acquired goodwill in a non-taxable business combination is not amortized and not deductible for tax purposes. The Company is evaluating whether deferred income taxes should be provided for either undistributed earnings or temporary differences related to the investment in Demag Cranes AG companies that existed on August 16, 2011. Based on the Company’s current assessment, it believes, with the exception of Demag Cranes AG investments in certain foreign subsidiaries, that such amounts remain indefinitely reinvested and that deferred taxes do not need to be provided. The Company has determined that the temporary difference related to Demag Cranes AG investments in certain foreign subsidiaries is no longer indefinitely reinvested.  As a result, a deferred tax liability of $3.0 million has been recognized. See Note I – “Acquisitions.”